Click to edit Master title style 1 EXHIBIT 99.2 Year End 2016 Earnings Conference Call February 9, 2017

Safe Harbor Statement Many factors impact forward-looking statements including, but not limited to, the following: impact of regulation by the EPA, the FERC, the MPSC, the NRC, and for DTE Energy, the CFTC, as well as other applicable governmental proceedings and regulations, including any associated impact on rate structures; the amount and timing of cost recovery allowed as a result of regulatory proceedings, related appeals, or new legislation, including legislative amendments and retail access programs; economic conditions and population changes in our geographic area resulting in changes in demand, customer conservation, and thefts of electricity and, for DTE Energy, natural gas; environmental issues, laws, regulations, and the increasing costs of remediation and compliance, including actual and potential new federal and state requirements; health, safety, financial, environmental, and regulatory risks associated with ownership and operation of nuclear facilities; changes in the cost and availability of coal and other raw materials, purchased power, and natural gas; volatility in the short-term natural gas storage markets impacting third-party storage revenues related to DTE Energy; impact of volatility of prices in the oil and gas markets on DTE Energy's gas storage and pipelines operations; impact of volatility in prices in the international steel markets on DTE Energy's power and industrial projects operations; volatility in commodity markets, deviations in weather, and related risks impacting the results of DTE Energy's energy trading operations; changes in the financial condition of DTE Energy's significant customers and strategic partners; the potential for losses on investments, including nuclear decommissioning and benefit plan assets and the related increases in future expense and contributions; access to capital markets and the results of other financing efforts which can be affected by credit agency ratings; instability in capital markets which could impact availability of short and long-term financing; the timing and extent of changes in interest rates; the level of borrowings; the potential for increased costs or delays in completion of significant capital projects; changes in, and application of, federal, state, and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings, and audits; the effects of weather and other natural phenomena on operations and sales to customers, and purchases from suppliers; unplanned outages; the cost of protecting assets against, or damage due to, cyber crime and terrorism; employee relations and the impact of collective bargaining agreements; the risk of a major safety incident at an electric distribution or generation facility and, for DTE Energy, a gas storage, transmission, or distribution facility; the availability, cost, coverage, and terms of insurance and stability of insurance providers; cost reduction efforts and the maximization of plant and distribution system performance; the effects of competition; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy, and other business issues; contract disputes, binding arbitration, litigation, and related appeals; implementation of new information systems; and the risks discussed in our public filings with the Securities and Exchange Commission. New factors emerge from time to time. We cannot predict what factors may arise or how such factors may cause results to differ materially from those contained in any forward-looking statement. Any forward-looking statements speak only as of the date on which such statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. This presentation should also be read in conjunction with the Forward-Looking Statements section of the joint DTE Energy and DTE Electric 2016 Form 10-K (which section is incorporated by reference herein), and in conjunction with other SEC reports filed by DTE Energy and DTE Electric. 2

Participants • Gerry Anderson – Chairman and CEO • Jerry Norcia – President and COO • Peter Oleksiak – Senior Vice President and CFO • Barbara Tuckfield – Director, Investor Relations 3

• 2016 Accomplishments • Long-Term Growth Update • Financial Update 4

• Best employee safety rate in company history • 4th consecutive Gallup Great Workplace award; only utility to be recognized Focus on our employees and customers has been the foundation of our success 5 * J.D. Power 2016 Electric Utility Residential and 2016 Gas Utility Residential Customer Satisfaction Study(sm)(large providers). Visit jdpower.com Employee Engagement • Top quartile customer satisfaction for both electric and gas residential customers in latest J.D. Power studies* • Utility infrastructure reliability enhanced Customer Satisfaction

• Constructive electric and gas rate orders • Michigan energy legislation signed into law Our growth plans for the utilities and non-utilities are well supported for the long-term 6 Political & Regulatory Environment • Combined cycle gas plant build announced • Major acquisition at Gas Storage & Pipelines • Significant progress on NEXUS pipeline Growth / Value Capacity requirements 10% ROA cap 10-month rate case cycle 15% renewables by 2021

 Achieved operating EPS* of $5.28  Exceeded original guidance for 10th consecutive year  Increased operating EPS growth target to 5% - 7% from 5% - 6%  Increased 2017 annualized dividend by 7.1%; targeting ~7% dividend increases in 2018 and 2019  Delivered total shareholder return at top quartile of S&P 500 Utilities for 3, 5, and 10 year periods * Reconciliation to GAAP reported earnings included in the appendix 7 DTE achieved strong financial performance in 2016 (dollars per share) * Reconciliation to GAAP reported earnings included in the appendix ** Growth segments midpoint (excludes Energy Trading) 2017 Guidance $5.25 Growth Segment $4.93 ** $5.31 2016 Original Guidance 2016 Actual $3.08 $3.30 Operating EPS Annualized dividend per share $5.28 $5.14 Growth Segment

• 2016 Accomplishments • Long-Term Growth Update • Financial Update 8

2017 – 2021 Plan 2012 – 2016 $12 billion $13.5 billion 2017 – 2021 Capital Plan Electric............... $8.4 billion Distribution infrastructure, maintenance, new generation Gas .................... $1.8 billion Base investments, infrastructure renewal, NEXUS related GSP .......... $2.2 to $2.8 billion Expansions, NEXUS P&I ........... $0.6 to $1.0 billion Cogeneration, on-site energy +12.5% 9 Growth through 2021 fueled by investment in utility infrastructure and generation along with midstream opportunities

Infrastructure Redesign Infrastructure Resilience Technology Enhancements structure Upgraded nearly 20% of circuits since 2013; impact 33% of circuits by the end of 2020, improving reliability on impacted circuits by up to 70% Major investments planned at 20-25 substations by 2021 to address load growth and aging infrastructure Remote monitoring capability more than doubled from 2015 to 2016 with 100% capability planned by 2019 10 DTE Electric distribution investments continue to drive reliability and increase customer satisfaction Tree Trimming Enhanced program has resulted in a 70% reliability improvement on trimmed circuits

Main Replacement Pipeline Integrity Meter Move Out Systematically replaces poor performing unprotected main - minimizing leaks and improving customer satisfaction Drives productivity - reducing manual meter reading costs Strengthens the system - decreasing the potential for system failures 11 Replacing aging infrastructure achieves a fundamental shift in performance, cost and productivity at DTE Gas ri s ro cti it - re cin l t r re in st

• FERC certificate of construction expected 1H17 • In-service 4Q17 • Ohio interconnect agreements provide 1.75 Bcf/d of market access • Mainline expandable up to 2.0 Bcf/d NEXUS • Initial shipper demand greater than anticipated – Firming up near-term growth plans • Strong tie with existing markets; new market access to Gulf and Mid-Atlantic / LNG exports • Expansion potential over 1.0 Bcf/d Link Lateral & Gathering* Pipeline and gathering platforms provide unique opportunities and synergies for long-term growth 12 * Includes Appalachia Gathering System (AGS) and 55% of Stonewall Gas Gathering (SGG)

• 2016 Accomplishments • Long-Term Growth Update • Financial Update 13

2015 2016 Change DTE Electric 562$ 622$ 60$ DTE Gas 132 138 6 Gas Storage & Pipelines 107 127 20 Power & Industrial Projects 95 95 - Corporate & Other (48) (59) (11) Growth segments** 848$ 923$ 75$ Growth segments operating EPS 4.73$ 5.14$ 0.41$ Energy Trading 15 25 10 DTE Energy 863$ 948$ 85$ Operating EPS 4.82$ 5.28$ 0.46$ Avg. Shares Outstanding 179.0 179.5 DTE Electric • Weather and rate implementation offset by 2015 RDM*** amortization and O&M initiatives to enhance customer reliability DTE Gas • Rate implementation and main replacement surcharge offset by warmer weather Gas Storage & Pipelines • Higher pipeline and storage platform earnings Corporate & Other • State tax adjustment related to Link acquisition and early debt redemption fees Energy Trading • Higher realized power and gas results (millions, except EPS) Primary Drivers Operating Earnings 14 DTE Energy 2016 Operating Earnings* Variance ** Total DTE Energy excluding Energy Trading *** Revenue decoupler mechanism * Reconciliation to GAAP reported earnings included in the appendix

2017 Guidance DTE Electric DTE Gas Gas Storage & Pipelines Power & Industrial Projects Corporate & Other Growth segments** Growth segments operating EPS Energy Trading DTE Energy Operating EPS Avg. Shares Outstanding $610 - $624 143 - 151 140 - 150 90 - 100 (64) - (60) $919 - $965 $5.12 - $5.38 $5 - $15 $924 - $980 179.5 $5.15 - $5.46 2016 Actuals $622 138 127 95 (59) $923 $5.14 $25 $948 179.5 $5.28 15 2017 operating EPS* guidance supports 5% - 7% growth (millions, except EPS) * Reconciliation to GAAP reported earnings included in the appendix ** Total DTE Energy excluding Energy Trading • 2017 operating EPS growth segment guidance midpoint growing 6.5% from 2016 original guidance of $4.93 • 2017 guidance assumes return to normal weather – 2016 included significant weather favorability at DTE Electric

With tax reform, DTE is uniquely situated to maximize customer and shareholder value 16 = Consolidated DTE Impact is Manageable Customer savings allow for potential additional reliability investment  Increased earnings at non-utilities offset loss of interest deductions at holding company Operating EPS growth target remains at 5%-7% • Reduces customers rates • Allows acceleration of customer centric reliability projects • Increases earnings • Reduces cash flow + Utilities + Non-utilities - Holding Company Assumptions • Increases earnings • Reduces earnings • Corporate tax rate reduction to 20% • 100% capital expensing • Loss of interest expense deductibility on all debt • Permanent loss of value for customers • Increases cash flow • Deferred benefit • Reduces earnings • Reduces earnings • No impact • Deferred benefit

Engaged employees create a safe work environment and drive great operational results Value driven utility investments provide an excellent customer experience while ensuring affordable rates Constructive regulatory environment and continued cost savings enable utilities to earn authorized returns Strategic and transparent growth opportunities in non-utility businesses offer diversity in earnings and geography Strong EPS and dividend growth that deliver premium total shareholder returns 17 Summary

DTE Energy Investor Relations www.dteenergy.com/investors (313) 235-8030 Contact Us 18

Appendix

• Warmer weather Variance to normal weather – 2015: $1 – 2016: $59 • Rates supporting infrastructure improvements to enhance customer reliability • Rate base growth (depreciation, property tax and interest) • Other is primarily reliability related spend $562 $622 $58 $101 ($38) ($27) ($34) Primary Drivers Operating Earnings* Variance 20 DTE Electric Variance Analysis (millions) 2015 Operating Earnings 2016 Operating Earnings Weather Rate Case Impact RDM Rate Base Growth Other * Reconciliation to GAAP reported earnings included in the appendix

YTD 2015 YTD 2016 % change 4Q 2015 4Q 2016 % change Actuals 836 1,123 34% Actuals 1,719 2,010 17% Normal 803 803 0% Normal 2,238 2,185 (2%) Deviation from normal 4% 40% Deviation from normal (23%) (8%) YTD 2015 YTD 2016 % change Actuals 6,283 5,812 (7%) Normal 6,376 6,405 0% 4Q YTD Deviation from normal (1%) (9%) ($11) $1 $0 $59 4Q YTD ($0.06) $0.01 4Q YTD $0.00 $0.33 ($20) ($3) ($4) ($16) (Includes Electric Choice) (GWh) 4Q YTD YTD 2015 YTD 2016 % change ($0.11) ($0.02) Residential 15,055 15,182 1% ($0.02) ($0.09) Commercial 20,033 20,219 1% Industrial* 11,940 11,886 0% Other 291 264 (9%) TOTAL SALES** 47,319 47,551 0.5% DTE Electric service territory DTE Gas service territory Variance from normal weather ($ millions, after-tax) 2015 2016 Variance from normal weather ($ per share) 2015 ($ millions, after-tax) 2016 2015 2016 ($ per share) 2015 2016 Cooling degree days 21 Weather and DTE Electric Weather Normal Sales * 2015 includes sales adjusted for steel resolution ** Includes choice of 4,870 YTD 2015 and 4,892 YTD 2016 Heating degree days Earnings impact of weather – DTE Electric Earnings impact of weather – DTE Gas Weather Normal Electric Sales – DTE Electric Service Area

21% 2016 2017-2019E 51% 2016 2017-2019E Leverage* Funds from Operations** / Debt* Target 50% - 53% Target 20% + • Cash flow and balance sheet strength are a key priority • No equity issuances in 2016 ‒ Acquisition related equity of $675 million in late 2019 (through convertible equity units) ‒ No additional equity planned through 2019 • Issued $2.7 billion of long-term debt to fund growth • $1.5 billion of available liquidity at December 31, 2016 22 Strong balance sheet supports growth * Debt excludes a portion of DTE Gas’ short-term debt and considers 50% of the junior subordinated notes and 100% of the convertible equity units as equity ** Funds from Operations (FFO) is calculated using operating earnings

2015 Actual 2016 Actual Cash From Operations* $1.9 $2.1 Capital Expenditures (2.3) (3.4) Free Cash Flow ($0.4) ($1.3) Asset Sales & Other 0.1 - Dividends (0.5) (0.5) Net Cash ($0.8) ($1.8) Debt Financing: Issuances $1.1 $2.7 Redemptions (0.3) (0.9) Change in Debt $0.8 $1.8 Cash Flow 23 DTE Energy 2016 Cash Flow and Capital Expenditures Actuals (billions) Capital Expenditures 2015 Actual 2016 Actual DTE Electric Distribution Infrastructure $579 $567 New Generation 316 131 Maintenance & Other 892 805 $1,787 $1,503 DTE Gas Base Infrastructure $184 $177 NEXUS Related 2 94 Main Replacement** 87 124 $273 $395 Non-Utility*** $299 $1,533 Total $2,359 $3,431 ** Includes Main Renewal / Meter Move-out / Pipeline Integrity * Includes ~$0.2b and $0 equity issued for employee benefit programs in 2015 and 2016, respectively *** Non-utility capital is higher driven by Gas Storage & Pipelines acquisition (millions)

2016 Actual 2017 Guidance DTE Electric Distribution Infrastructure $567 $690 New Generation 131 45 Maintenance & Other 805 725 $1,503 $1,460 DTE Gas Base Infrastructure $177 $200 NEXUS Related 94 90 Main Replacement* 124 145 $395 $435 Non-Utility $1,533 $900 - $1,100 Total $3,431 $2,795 - $2,995 2016 Actual 2017 Guidance Cash From Operations $2.1 $1.9 Capital Expenditures (3.4) (3.0) Free Cash Flow ($1.3) ($1.1) Asset Sales & Other - - Dividends (0.5) (0.6) Net Cash ($1.8) ($1.7) Debt Financing: Issuances $2.7 $1.7 Redemptions (0.9) - Change in Debt $1.8 $1.7 Capital Expenditures Cash Flow 24 DTE Energy 2017 Cash Flow and Capital Expenditures Guidance (billions) (millions) * Includes Main Renewal / Meter Move-out / Pipeline Integrity

• Self implemented general rates 3Q DTE Gas DTE Electric 2017 2016 2018+ • Final rate order and IRM ruling 4Q – $122 million rate order – 10.1% ROE • Final rate order 1Q – $184 million rate order – 10.1% ROE • File rate case 2Q • Annual rate cases • Expect rate case filing 2018/2019 25 Regulatory Update – Electric and Gas

$15 $54 • Economic net income equals economic gross margin*** minus O&M expenses and taxes • DTE Energy management uses economic net income as one of the performance measures for external communications with analysts and investors • Internally, DTE Energy uses economic net income as one of the measures to review performance against financial targets and budget Operating Earnings* Realized Unrealized O&M / Other 2015 2016 $34 $61 23 28 (47) (59) (millions, after-tax) $15 $25 $39 $25 $15 $40 *** Economic gross margin is the change in net fair value of realized and unrealized purchase and sale contracts including certain non-derivative contract costs ** Consists of 1) the income statement effect of not recognizing changes in the fair market value of certain non-derivative contracts including physical inventory and capacity contracts for transportation, transmission and storage. These contracts are not marked-to-market, instead are recognized for accounting purposes on an accrual basis; 2) operating adjustments for unrealized marked-to-market changes of certain derivative contracts; and 3) DTE Energy Foundation contributions * Reconciliation to GAAP reported earnings included in the appendix 2016 Economic Net Income Adjustments** 2016 Operating Earnings* 2015 Operating Earnings* 2015 Economic Net Income Adjustments** 26 DTE Energy Trading Reconciliation of Operating Earnings* to Economic Net Income (millions)

Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. Operating earnings are presented both with and without Energy Trading. The term “Growth Segments” refers to DTE Energy without Energy Trading and represents the business segments that management expects to generate earnings growth going forward. 2016 Actual DTE Electric DTE Gas Gas Storage and Pipelines Power and Industrial Projects Corporate and Other Growth Segments Energy Trading DTE Energy R d rnings 622$ 138$ 119$ 95$ (61)$ 913$ (45)$ 868$ Pl t cl sure - - - - - - - - Link - - 8 - 2 10 - 10 Certain mark-to-market transactions - - - - - - 70 70 Operating Earnings 622$ 138$ 127$ 95$ (59)$ 923$ 25$ 948$ Net Income (millions) 2016 A u l DTE Electric DTE Gas Gas Storage and Pipelines Power and Industrial Projects Corporate and Other Growth Segments Energy Trading DTE Energy Repor ed Earnings 3.47$ 0.77$ 0.66$ 0. 3$ 0.35)$ 5.08$ (0.25)$ 4.83$ Plant closure - - - - - - - - Link 0.05 0.01 0.06 0.06 Certain mark-to-market transactions - - - - - - 0.39 0.39 Operating Earnings 3.47$ 0.77$ 0.71$ 0.53$ (0.34)$ 5.14$ 0.14$ 5.28$ EPS After-tax items: After-tax items: * ** NI Tax impact of adjustments [80÷ (1-39%)] – 80 = $51.15 EPS Tax impact of adjustments Results from above ÷ shares outstanding $51.15 ÷ 179 = $0.29 27 2016 Reconciliation of Reported to Operating Earnings * Total tax impact of adjustments to reported earnings: $51m ** Total tax impact of adjustments to reported EPS: $0.29

2015 Actual DTE Electric DTE Gas Gas Storage and Pipelines Power and Industrial Projects Corporate and Other Growth Segments Energy Trading DTE Energy Reported Earnings 542$ 132$ 107$ 16$ (48)$ 749$ (22)$ 727$ PSCR disallowances 12 - - - - 12 - 12 Tree trimming disallowance 8 - - - - 8 8 Plant closure - - - 69 - 69 69 Contract termination - - - 10 - 10 - 10 Natural gas pipeline refund - - - - - - (10) (10) Certain mark-to-market transactions - - - - - - 47 47 Operating Earnings 562$ 132$ 107$ 95$ (48)$ 848$ 15$ 863$ Net Income (millions) 2015 Actual DTE Electric DTE Gas Gas Storage and Pipelines Power and Industrial Projects Corporate and Other Growth Segments Energy Trading DTE Energy Reported Ea nings 3.02$ 0.73$ 0.60$ 0.09$ (0.27)$ 4. 7$ (0.12)$ 4.05$ PSCR disallowances 0.07 0.07 - 0.07 Tr e trimming disallowance 0.05 0.05 - 0.05- Plant closure - - - 0.39 - 0.39 - 0.39 - Contract termination - - - 0.05 - 0.05 - 0.05 Natural gas pipeline refund - - - - - - (0.05) (0.05) Certain mark-to-market transactions - - - - - - 0.26 0.26 Operating Earnings 3.14$ 0.73$ 0.60$ 0.53$ (0.27)$ 4.73$ 0.09$ 4.82$ EPS After-tax items: After-tax items: Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. Operating earnings are presented both with and without Energy Trading. The term “Growth Segments” refers to DTE Energy without Energy Trading and represents the business segments that management expects to generate earnings growth going forward. * ** NI Tax impact of adjustments [20 ÷ (1-40%)] – 20 = $13.33 [79 ÷ (1-39%)] – 79 = $50.51 [37 ÷ (1-39%)] – 37 = $23.66 $87.50 EPS Tax impact of adjustments Results from above ÷ shares outstanding $87.50 ÷ 179 = $0.49 28 2015 Reconciliation of Reported to Operating Earnings * Total tax impact of adjustments to reported earnings: $88m ** Total tax impact of adjustments to reported EPS: $0.49

Use of Operating Earnings Information – Operating earnings exclude non-recurring items, certain mark-to- market adjustments and discontinued operations. DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. In this presentation, DTE Energy provides guidance for future period operating earnings. It is likely that certain items that impact the company’s future period reported results will be excluded from operating results. A reconciliation to the comparable future period reported earnings is not provided because it is not possible to provide a reliable forecast of specific line items. These items may fluctuate significantly from period to period and may have a significant impact on reported earnings. 29 Reconciliation of Other Reported to Operating Earnings